2010 Citi Financial Services Conference
10th-11th March 2010 ■ New York

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of Zions Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management. These statements constitute forward-looking information within the meaning of the Private Securities Litigation
Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to:
competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins;
changes in debt, equity and securities markets; adverse legislation or regulatory changes; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Zions
Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

ZIONS BANK
NEVADA STATE BANK
National Bank
AmegyBank
Salt Lake City
Las Vegas
Austin

Bank	Headquarters	Offices	Assets	Deposits
Zions Bank	Salt Lake City	128	$20.4B	$14.0B
CB&T	San Diego	106	$11.3B	$9.9B
Amegy	Houston	84	$12.3B	$9.2B
NBA	Phoenix	76	$4.8B	$3.8B
NSB	Las Vegas	58	$4.7B	$3.6B
Vectra	Denver	39	$2.4B	$2.0B
Commerce-WA	Seattle	1	$0.8B	$0.7B
Commerce-OR	Portland	1	$0.08B	$0.05B

4Q 2009 Average Balances

ZIONS BANCORPORATION

A Collection of Great Banks

Other*
4%
Other Consumer
8%
Consumer 1-4
Family
9%
CRE Term
18%
Comm
Construction
9%
Residential
Construction
5%
Owner Occ
22%
C&I
25%
C&I
47%

2009 Percent of Net Operating Profit Before Tax
Retail
9%
Business
91%

ZIONS BANCORPORATION

Strong Focus on Business Banking - Loan Mix, Profit Mix
Consumer
22%
CRE
32%
*Includes FDIC Supported Assets
* Commercial Loans: 79%
* Retail & Other Loans: 21%

Zions’ Strengths
• Annual core pretax, pre-credit earnings range of $900 million to $950 million
 – NIM: 3.81% in 4Q09, ranked #2 of regional banks/peers*
 – Best among peers* for non-interest bearing deposits as a percent of earning assets
• Strong allowance for credit loss: 4.3% of loans
• Low original LTV ratios on term commercial real estate loans
• Markets with nation’s strongest long term growth profile
 – Leading SBA Lender
 – Superior Treasury Management Products
• Competitive operating cost structure
 – Expense / Loan ratio: Best quartile
*Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.

Zions’ Challenges
• Rising NPAs, to 6.0% of loans from 5.4% in prior quarter (1)
 – Total delinquent + NPA declined by 1.2% in 4Q09 compared to the prior quarter
• 2009 net charge-off rate of 2.9% of loans; 4Q09 NCO rate: 3.0% (1)
• Continued securities impairments (OTTI), primarily on
 bank/insurance CDOs - $99.3 million in 4Q
 – Although OCI mark is already reflected in GAAP capital ratios, the difference between Amortized Cost (OTTI mark) and Carrying Value (OCI mark) is $620 million, representing a potential earnings impairment
(1) Excludes FDIC supported assets

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital Outlook Summary

Net Interest Margin FY 2009
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
WFC
ZION
USB
BBT
BOKF
ASBC
MTB
FITB
BPOP
SNV
HBAN
STI
FBP
MI
KEY
CMA
RF

Avg Demand Deposits to Avg Earning Assets 4Q09
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
CMA
ZION
MTB
FHN
FITB
RF
KEY
BOKF
STI
USB
WFC
ASBC
MI
HBAN
BBT
BPOP
SNV
FBP

ZIONS BANCORPORATION

Net Interest Margin
Source: SNL (As Reported NIM - field not available for FHN)
Strong NIM
Driven by Strong Demand Deposits

4.50%
4.25%
4.00%
3.75%
3.50%
Core NIM
Reported NIM
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

ZIONS BANCORPORATION

Core NIM Trends
Core NIM Performance
• Due to the
 extinguishment/
 reissuance of
 subordinated debt in
 June 2009, Zions
 experiences non-cash
 discount accretion,
 which increases interest
 expense, reducing GAAP
 NIM
Core NIM (excludes discount accretion) has been generally stable
• 1Q09 experienced a temporary dip due to an intentional build-up of excess liquidity during the significant turmoil during late 2008/early 2009.
• Issuance of senior notes in September 2009 had about 8 bps adverse impact on the core NIM in 4Q09.

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital Outlook Summary

Credit Quality Trends

(Regional Bank Peers)

Peer Median, 6.44%
Zions, 6.28%
7%
6%
5%
4%
3%
2%
1%
0%
1Q-07
2Q07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
Zions
Peer Median

Peer Median, 2.97%
Zions, 2.85%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q-07
2Q07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
Zions
Peer Median

•50% of 2009 NCOs Attributable to NV/AZ Loans

ZIONS BANCORPORATION

*Annualized
Zions excludes FDIC supported assets
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL as of 2-11-10 (Peer Data)
•51% of 2009 NCOs Attributable to Construction, Land & Development
NPAs + Greater than 90 Days
Delinquent / Loans + OREO
Net Charge-offs as
a % of Loans*

NCOs by Loan Type - Full Year 2009

2.2%
13.8%
10.3%
5.6%
2.4%
20.8%
16.6%
22.6%
1.7%
Percent of NCOs per Loan Category
12%
10%
8%
6%
4%
2%
0%
Residential Construction
Commercial A&D and Construction
Closed-End Residential
HECL
Multifamily
O/O CRE
Term CRE
C&I
Revolving & Other Consumer
ZION NCOs
Regional Peer Medain NCOs

ZIONS BANCORPORATION

Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL
Net Charge Offs - By Loan Type
(Regional Bank Peers)
Percentage of Zions
Total Loans
Shaded Portion Represents
Gaming Credits

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital Outlook Summary

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
-$1.0
-$1.5
-$2.0
-$2.5
$1.9
-$0.4
-$2.1
Commercial Term
Commercial Construction
Residential Construction

ZIONS BANCORPORATION

Change in CRE Loan Outstandings in $billions (4Q07 to 4Q09)
• A decline in
 construction has
 been partially offset
 by Term CRE loan
 growth
• Commercial
 construction loans
 must qualify for
 “pass grade”
 underwriting in
 order to move from
 Construction to
 Term CRE

35%
30%
25%
20%
15%
10%
5%
0%
2010
2011
2012
2013
2014
2015-2019
Yearly Average
2020-2024
Yearly Average
2025+

ZIONS BANCORPORATION

Term CRE Maturity Stratification

40%
35%
30%
25%
20%
15%
10%
5%
0%
<50%
50-59%
60-69%
70-79%
80-89%
90-99%
100%+

ZIONS BANCORPORATION

Term CRE - LTV Stratification At Origination*
*Or most recent appraisal; reappraisals are most frequently
conducted when a loan is downgraded to substandard
Percentage of Loans within each bucket that are Non-Accrual
2.9%	1.9%	1.6%	4.9%	17.4%	6.1%	1.2%

Transactions-Based Index (TBI): All-Property Price Index Level

All-Property Price Index Level
Mov. Avg(20)
Mov. Avg.(50)
* Property prices have appreciated at a CAGR of 2% during the past 10 years
* Prices are now back to 2Q04 levels
240
220
200
180
160
140
120
100
1999 Q4
2002 Q4
2005 Q4
2008 Q4

ZIONS BANCORPORATION

Macroeconomic Data - MIT’s Transaction Based Index

40%
35%
30%
25%
20%
15%
10%
5%
0%
<50%
50-59%
60-69%
70-79%
80-89%
90-99%
100%+

ZIONS BANCORPORATION

Term CRE - TBI* Adjusted LTV Stratification
*The MIT Transaction Based Index is a national index that has been applied to ZBC's mostly regional CRE Portfolio
Percentage of Loans within each bucket that are Non-Accrual
3.1%	1.5%	2.8%	3.1%	7.3%	4.1%	1.9%

Day of Reckoning
The number of commercial real estate loans due, and the portion that are underwater, will grow over the next few years
$250 billion
Loan-to-value more than 100% (Right scale)
100%
200
Total amount maturing (Left scale)
80
150
60
100
40
50
20
0
0
'09
'10
'11
'12
'13
'14
Source: Foresight Analytics

$ in Millions
700
600
500
400
300
200
100
0
Total amt maturing (left scale)
Loan to Value > than 100% (right scale)
About $38 MM of loans @ risk
$133.0
$37.8
$58.5
$63.7
$40.7
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2010
2011
2012
2013
2014

ZIONS BANCORPORATION

Day of Reckoning - or Not?
• Eighty percent of the industry’s CRE loans
 maturing in 2014 are projected to be underwater
 (LTV >100%).
• Based on loans adjusted for price declines as
 reflected in the 4Q09 MIT TBI, Zions would have
 approximately 6% underwater.
• Loans Maturing in 2010 DO NOT include
 approximately $92 MM of loans that have
 matured, but are in workout
Source: American Banker, Foresight Analytics

Consolidated Non-Accrual Loans

By Product $000s

Thousands
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Total
Commercial Loans
Total Commercial Real Estate Loans
Consumer Loans
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09

ZIONS BANCORPORATION

Jan-10

Millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Construction
Finance
Manufacturing
Oil and Gas
Other
R/E Investment & Development
Retail Trade
Service
Transport
Wholesale Trade
Outstanding Balance
NAL

ZIONS BANCORPORATION

C&I Outstanding Balance vs. Non Accrual Loans - NAICS (12/31/2009)
Percentage of Loans within each NAICS Category that are Non-Accrual
Construction	Finance	Manufacturing	Oil & Gas	Other	RE Investment & Dev.	Retail Trade	Service	Transport	Wholesale Trade
5.0%	2.0%	4.5%	5.2%	2.6%	4.0%	3.5%	3.9%	1.7%	5.9%

9/30/2009 Beginning Balances O/S	New Non Accrual O/S	Increased Balance O/S	Changed to Accrual Status O/S	Paid Off O/S	Paid Down O/S	Charged Off/Down O/S	Trans-ferred to OREO O/S	12/31/2009 Ending Balance O/S	Percent Increase/ Decrease
Total Nonaccrual	$1,816	$892	$21	-$106	-$85	-$117	-$297	-$99	$2,023	11.4%
Prior quarter		$873	$16	-$46	-$89	-$121	-$324	-$128		
Change from prior quarter		2.2%	27.5%	130.4%	-4.4%	-2.9%	-8.2%	-22.7%		

- Nonaccrual loan inflows have stabilized; expect receding to begin in early 2010

Nonaccrual Loan Resolution Trends ($M)
$1,000
$800
$600
$400
$200
$0
3Q09
4Q09
Inflows
Favorable Resolution
Unfavorable Resolution
Net Change NPAs

ZIONS BANCORPORATION

Nonaccrual Loan Migration
- Favorable resolutions
 increased 21% vs. 3Q09
- Unfavorable resolutions
 declined 12% vs. 3Q09

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital Outlook Summary

CDOs with predominantly bank collateral* (in millions)

Original ratings	December 31, 2009 Par Amount	Par %	Amortized cost Amount	Amortized cost %	Carrying value Amount	Carrying value %	% of carrying value to par 12/31/09	% of carrying value to par 9/30/09	Change 12/31/09 vs 9/30/09
AAA	$ 1,138	52%	$ 944	53%	$ 832	71%	73%	69%	4%
A	949	44%	807	45%	324	28%	34%	37%	-3%
BBB	91	4%	40	2%	15	1%	16%	25%	-9%
	$ 2,178	100%	$ 1,791	100%	$ 1,171	100%	54%	53%	1%

ZIONS BANCORPORATION

CDO Portfolio Summary
•Credit-related OTTI losses $99.3 million in 4Q09
(approximately 95% of the impairment losses had been
previously recognized in OCI)
•Noncredit-related losses on securities of $35.1 million in
4Q09 recognized in OCI
*This table includes $2.2 billion par value of CDOs that are backed predominantly by bank trust preferred securities. The par value of all Bank & Insurance backed CDOs is $2.7 billion

Est. Tangible Common Equity impact (after-tax) from further deterioration in Probabilities of Default (PDs) -- as of 4Q09
Impact to Capital ($ in millions)
140
120
100
80
60
40
20
-
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
Deterioration in PDs %
Moderate Stress
Adverse Stress
Extreme Stress

ZIONS BANCORPORATION

Model Implied Bank Failures (1 year)
Scenario @ 100%	Total within Zions’ CDOs	Total in Banking Universe
Actual Bank Failures in 2009	57	133
Future 1 Year Failures Implied in 4Q09 Pricing	95	221
Moderate Stress	117	272
Adverse Stress	162	377
Extreme Stress	218	507
• Under various stress scenarios,
 Zions’ modeling indicates that
 OCI (accumulated other
 comprehensive income) would
 erode, although at a significantly
 lower amount than OTTI (other
 than temporary impairment)
• OTTI: Under the moderate stress
 scenario at 100% greater PD,
 OTTI incurred would be
 approximately $111 million (after
 tax).
• OCI: Under the same moderate
 stress scenario at 100% greater
 PD, OCI would deteriorate by
 approximately $45 million (after
 tax).
CDO Stress Testing - OCI

Date of Deferral; Aggregate Collateral from Banks Deferring
$ millions
Quarter in which bank deferred - and has since defaulted
Quarter in which bank deferred - and has not defaulted
1,400
1,200
1,000
800
600
400
200
0
15
0
18
0
12
9
375
0
376
23
205
82
553
260
317
426
536
680
260
796
17
466
0
201
Q1-04
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10

Default History; Aggregate Collateral from Banks Defaulted
$ millions
Collateral Defaults by Quarter
900
800
700
600
500
400
300
200
100
0
0
12
0
0
38
520
165
117
229
791
740
58
Q1-04
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10

ZIONS BANCORPORATION

History of Bank Deferrals & Defaults in Zions’ CDOs
As of 2-23-10

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital Outlook Summary

Where We Are: Capital Ratios as of December 31, 2009
	4Q08	3Q09	4Q09
Tangible Common Equity (TCE)	5.89%	5.76%	6.12%
Tier 1 Common	6.28%	6.59%	6.73%
Tier 1 Risk Based	10.22%	10.34%	10.53%
Total Risk Based	14.32%	13.08%	13.28%
Sensitivity to capital ratios based on announced transactions
•  Up to $250 million of common equity distribution announced in February 2010. Each
 $100 million of common equity would add approximately 0.2% (20 bps) to the TCE and
 Tier 1 capital ratios above.
• Subordinated debt tender offer announced in February 2010 ($190 million of debt outstanding). Each incremental 25% participation rate would add approximately 0.1%
 (10 bps) to the TCE and Tier 1 ratios above.

25%
20%
15%
10%
5%
0%
FHN
FITB
KEY
CMA
BOKF
HBAN
STI
ASBC
ZION
RF
FBP
BPOP
MI
BBT
SNV
WFC
USB
MTB

Source: SNL

ZIONS BANCORPORATION

Where We Are: Tier 1 + Reserves to Total Loans - 12/31/09
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.

Dilution from capital raises as a % of year-end 2007 tangible common equity and shares outstanding

140%
120%
100%
80%
60%
40%
20%
0%
48.8%
39.0%
31.8%
54.7%
0.6%
0.0%
44.8%
40.9%
55.8%
121.4%
0.3%
0.0%
27.5%
97.3%
68.1%
94.7%
35.2%
35.3%
21.9%
48.3%
ZION
Peers
MTB
FITB
KEY
CMA
MI
HBAN
ASBC
SNV
Equity raised as % of TCE
Shares issued as % of outstanding

ZIONS BANCORPORATION

Capital Creation - Zions’ equity raises less dilutive to shareholders
Equity issuance	$709	$0	$986	$2,037	$0	$1,415	$1,136	$478	$571
Liability management	$603	$0	$467	$1,345	$10	$24	$520	$0	$30
Other strategic	$99	$18	$1,473	$176	$4	$0	$20	$0	$34
Source: Credit Suisse

Zions’ Approach to Capital
• Maintain and incrementally improve capital ratios
• Use all available “levers” to minimize dilution
 – Common equity distribution programs
 – Convertible instruments
 • Modified sub debt converts to preferred (Tier 1)
 – Reduce tangible assets (loan demand remains weak)
 – Reduce risk-weightings of assets
 – Preserve DTA - GAAP and RAAP
• Raise capital to repay TARP after credit
 conditions and earnings outlook improve
 – Cost of capital lower - common and preferred

Risks to Approach
• Regulatory/political pressure to take action not in
 shareholders’ interest
• Not raising enough/markets deteriorate

▼	Loan Growth & Total Assets
▲	Low-Cost Deposit Growth
▼	Credit Costs
▲	Net Interest Margin
◄►	Core Non-interest Expenses
◄ ▼	OTTI
◄ ▲	Capital Ratios
Outlook Summary

2010 Citi Financial Services Conference
10th - 11th March, 2010
New York City

Appendix

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
BOKF
MTB
WFC
BBT
USB
ZION
ASBC
CMA
FBP
RF
STI
FITB
BPOP
KEY
HBAN
FHN
MI
SNV

ZIONS BANCORPORATION

Risk-adjusted Net Interest Margin* (FY 2009)
*(Net Interest Income - Net Charge-offs)/Average Earning Assets
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

Total Loans by Bank
Commerce Bank of Washington, 1.4%
Commerce Bank of Oregon, 0.1%
Amegy Bank Of Texas, 21%
California Bank & Trust, 22%
National Bank of Arizona, 9%
Nevada State Bank, 7%
Vectra Bank Colorado, 5%
Zions First National Bank, 35%

2009 Net Charge-offs By Bank
Amegy Bank Of Texas 12%
California Bank & Trust 13%
National Bank of Arizona 19%
Nevada State Bank 31%
Vectra Bank Colorado 3%
Zions First National Bank 22%

ZIONS BANCORPORATION

Loan Portfolio Performance (12/31/2009)

ZION Net Charge-offs Thru 4Q09 vs. SCAP More Adverse ($ in millions)
First Lien Mortgages
Closed-end Junior Liens
HELOCs
C&I Loans*
Construction
Multifamily
Nonfarm, Non-resi CRE
Other CRE
Credit Cards
Other Consumer
Other Loans
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
SCAP More Adverse--Midpoint 2-year Total
50% of SCAP Total
ZION Net Charge-offs Thru 4Q09

ZIONS BANCORPORATION

ZION vs. SCAP More Adverse Stress Loss Projections

Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Balance
Total Non Accrual
NCO

Millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Non Accrual
NCO

ZIONS BANCORPORATION

Construction loan overview - Resi Growth, NAL, NCO Trends
Residential Construction

Billions
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Balance
Total Non Accrual
NCO

Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Non Accrual
NCO

ZIONS BANCORPORATION

Construction loan overview - Commercial Growth, NAL, NCO Trends
Commercial Construction

Medical, 3%
Other, 9%
Recreation, 4%
Office, 23%
Industrial, 7%
Multifamily, 12%
Retail, 21%
Hotel, 21%

ZIONS BANCORPORATION

Term CRE - Category Stratification

Including Gaming

$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
Total Term CRE - Nonaccrual
Total Term CRE - NCO
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

Excluding Gaming

$300M
$250M
$200M
$150M
$100M
$50M
$0M
Total Term CRE - Nonaccrual xGaming
Total Term CRE - NCO xGaming
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

ZIONS BANCORPORATION

Term CRE Credit Trends - Effect of Gaming on Loss Rates
• Annualized 4Q09 NCOs Including Gaming: 3.1% annualized
• Annualized 4Q09 NCOs Excluding Gaming: 1.7% annualized
• Loss trends much more stable excluding gaming; gaming Term
 CRE credits remaining: $74 million.

Est. OTTI credit loss impact (pre-tax) from further deterioration in Probabilities of Default (PDs) -- as of 4Q09
OTTI Credit Losses ($ in millions)
450
400
350
300
250
200
150
100
50
-
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
Deterioration in PDs %
Moderate Stress
Adverse Stress
Extreme Stress

PDs get worse by=>	0%	+25%	+37.5%	+50%	+100%
Moderate Stress	-	(34)	(49)	(74)	(171)
Adverse Stress	-	(66)	(98)	(139)	(285)
Extreme Stress	(223)	(286)	(306)	(334)	(424)

ZIONS BANCORPORATION

CDO Stress Testing - OTTI
“Deterioration in PDs %” means that the default
curve applied to the performing collateral of
each deal is made worse by the percentage
indicated. Thus a deal with a default curve of
5% stressed to a 25% “Deterioration in PDs %”
would have a 6.25% defaults applied to it, a
deal with 20% would go 25% and so forth.
Thus a “Deterioration in PDs %” stress of 100%
would double the PD curve being applied to a
deal's collateral.
•Moderate Stress - The PD curve that was
applied to the performing collateral of each
CDO deal in the 4Q09 pricing run is increased
by the % indicated and the resultant values
were used to estimate OTTI losses.
•Adverse Stress - Incorporates all of the
deterioration of PDs applied to the performing
collateral, but also stresses the PDs applied to
collateral in deferral by the same deterioration
percentages. PDs on deferring collateral are
used to estimate the value of the potential for
this collateral to cure in the future through
recovery or re-performance.
•Extreme Stress - This is a very severe stress
scenario that uses the “Moderate Stress”
assumptions for performing collateral, but also
immediately defaults all deferring collateral
instantly with no recovery and no probability to
re-perform in the future.

Small Business Banking:
National Awards:
• Overall Satisfaction
• Relationship Manager Performance
• Financial Stability
• Overall Treasury Management
Regional Awards:
• Overall Satisfaction - West
• Overall Satisfaction - Treasury Management -
 West
What Others Say About Us
2009 Greenwich Excellence Awards
in Small Business and Middle Market Banking
Middle Market Banking
National Awards:
• Overall Satisfaction
• Personal Banking
• Relationship Manager Performance
• Credit Policy
• Financial Stability
• Overall Treasury Management
• Accuracy of Operations
• Customer Service
• Treasury Product Capabilities
Regional Awards:
• Overall Satisfaction - West
• Overall Satisfaction - Treasury Management - West

Zions
US Bank
Bank of The West
Comerica
Bank of America
Citigroup
UBOC
JPMorgan/ Wamu
Wells Fargo/ Wachovia
Willingness to Lend Net Performance
Overall Financial Stability Net Performance
100
90
80
70
60
50
40
30
40
50
60
70
80
90
100

ZIONS BANCORPORATION

Frost
What Others Say About Us
Overall Financial Stability Compared to Willingness to Lend ($1 - $10 million)
Source: Greenwich Associates, Commercial Banking Study Q2 2009 ($1-$10 million)

Asset Sensitivity
Fixed-rate loans:
 – 27% of portfolio
 – Duration of about 1 year
Variable-rate loans:
 – 73% of portfolio
 – Floors on 46% of variable-rate loans (79% of those loans are at the floor rate)
 – Swaps: $760 million (Pay Floating, Receive Fixed)
 • Continual reduction of interest rate swaps (increasing asset sensitivity)

Amount (in $Millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
25
50
75
100
125
150
175
200
225
250
275
300+
Basis Points "In the Money"

ZIONS BANCORPORATION

Loans with Floors (as of 12/31/09)

Simulation of Net Interest Income - SLOW Response

Change in NII and Total Rate Sensitive Income
under various rate curve scenarios
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Net Interest Income
Total Rate Sensitive Inc.
-200 bps
-100 bps
+100 bps
+200 bps
+300 bps
Implied
P-0.25
Flat
Steep

12-month simulated impact; assumes material demand deposit run-off in rising rate scenarios

ZIONS BANCORPORATION